Execution Version
Exhibit 10.30

FIRST AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY
DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT
    This FIRST AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of May 6, 2025, by and among JMB CAPITAL PARTNERS LENDING, LLC, a California limited liability company (“Lender”), 23ANDME HOLDING CO., a Delaware corporation (the “Borrower Representative”), and its affiliated borrowers party hereto (together with the Borrower Representative, the “Borrowers” and each, a “Borrower”).
WITNESSETH:
WHEREAS, Lender and the Borrowers entered into that certain Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement, dated as of April 28, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DIP Credit Agreement”; capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings provided in the DIP Credit Agreement); and
WHEREAS, Lender and the Borrowers have agreed to amend the DIP Credit Agreement as provided herein subject to the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Lender and the Borrowers hereby agree as follows:
SECTION 1.    Amendments to DIP Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the DIP Credit Agreement shall be amended in the manner provided in this Section 1.
1.1Definitions.
a.The defined term “Acceptable Stalking Horse Agreement” in Section 1.1 of the DIP Credit Agreement is hereby deleted in its entirety.
b.Section 1.1 of the DIP Credit Agreement is hereby amended to include the following defined terms:
“Acceptable Binding Bid” means a committed, binding, non-contingent, and irrevocable Qualified Bid (as defined in the Bidding Procedures Order) to purchase all or a material portion of the Borrowers’ assets that (a) is submitted to the Borrowers in accordance with the terms and conditions of the Bidding Procedures Order, (b) is executed, effective, enforceable, and binding on the Potential Bidder, and (c) either (x) is approved by Lender in its reasonable discretion or (y) (1) would generate cash proceeds sufficient for the payment in full of the Obligations (pursuant to a signed commitment acceptable to Lender in its reasonable discretion to lend from a recognized lender or another source of funding acceptable to Lender in its reasonable discretion) upon the closing date of such sale, (2) provides for closing on or before June 30, 2025, and (3) requires, pursuant to a Sale Order, the payment in full of the Obligations.
“Acceptable Successful Bid” means a Successful Bid (as defined in the Bidding Procedures Order) that either (a) is approved by Lender in its reasonable discretion or (b) (i) would generate cash proceeds sufficient for the payment in full of the Obligations (pursuant to a signed commitment acceptable to Lender in its reasonable discretion to lend from a recognized lender or another source of funding acceptable to Lender in its reasonable discretion) upon the closing date of such sale, (ii) provides for closing on or before June 30, 2025, and (iii) requires, pursuant to a Sale Order, the payment in full of the Obligations.
“Bidding Procedures Order” means the Order (I) Approving Bidding Procedures for the Sale of the Debtors’ Assets, (II) Scheduling Certain Dates and Deadlines With Respect Thereto, (III) Approving the Form and Manner of the Notice Thereof, (IV) Approving Procedures Regarding Entry Into Stalking Horse Agreement(s), If Any, (V) Establishing Notice and Procedures for the Assumption and Assignment of Contracts and Leases, (VI) Approving Procedures for the Sale, Transfer, or Abandonment of de Minimis Assets, and (VII) Granting Related Relief [Docket No. 125] entered by the Bankruptcy Court on March 28, 2025.
c.The following defined term in Section 1.1 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Exit Fee” means the fee equal to the sum of, without duplication, (a) following entry of the Final Order, four percent (4.00%) of the Interim Amount, and (b) following the earlier of (x) execution and delivery to Lender of an Acceptable Binding Bid or (y) the announcement of an Acceptable Successful Bid (clause (x) or (y), the “Exit Fee Condition”), four percent (4.00%) of the Delayed Draw Term Loan Commitment, which with respect to (a) the Exit Fee related to the Interim Amount shall be fully earned, non-refundable, and allowed upon the entry of the Final Order and (b) the Exit Fee related to the Delayed Draw Term Loan Commitment shall be fully earned, non-refundable, and allowed upon satisfaction of the Exit Fee Condition.
1.2Agreement to Lend; Delayed Draw; Security Documents; and Loan Documents. Section 2.1(a) of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Subject to the terms and conditions of the Final Order, this Agreement, and the satisfaction or waiver of the conditions precedent in Sections 3.1, 3.2 and 3.3, as applicable, Lender agrees to fund under the Loans (each, an “Advance” and collectively, the “Advances”) to the Borrower Representative in the aggregate amount up to (i) following entry of the Final Order, the Interim Term Loan Commitment (the funding of which, for the avoidance of doubt, shall only be subject to conditions precedent in Section 3.3), and (ii) following the earlier of (x) execution and delivery to Lender of an Acceptable Binding Bid or (y) the announcement of an Acceptable Successful Bid, the Delayed Draw Term Loan Commitment; provided that in no event shall the outstanding Loans exceed the Commitments. Each Advance shall be made in an aggregate minimum amount of $2,000,000 (and multiples of $500,000 in excess thereof) upon three (3) business days’ written notice (or such lesser notice as agreed by Lender in its sole discretion), up to the aggregate amount of the undrawn Commitments at any time prior to three (3) business days before the Maturity Date.
1.3Conditions Precedent to All Advances. Section 3.2(k) of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
(k)    Either (a) an Acceptable Binding Bid shall have been executed and delivered to Lender or (b) an Acceptable Successful Bid shall have been announced.
1.4Event of Default. Section 7.1(b) of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    solely to the extent Lender has funded any portion of the Delayed Draw Term Loan Commitment, (i) the Acceptable Binding Bid is withdrawn, revoked, cancelled, terminated, amended, modified, or supplemented (x) other than as a result of an Acceptable Successful Bid, (y) in a manner adverse to Lender and (z) without Lender’s consent, in its sole discretion, or (ii) an Acceptable Successful Bid is withdrawn, revoked, cancelled, terminated, amended, modified, or supplemented (x) other than as a result of a different Acceptable Successful Bid, (y) in a manner adverse to Lender and (z) without Lender’s consent, in its sole discretion;
SECTION 2. Conditions. The amendments to the DIP Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.
2.1Execution and Delivery. Lender and each Borrower shall have executed and delivered this Amendment and any other documents requested by Lender prior to the date hereof, all of which shall be in form and substance satisfactory to Lender.
2.2No Default. No Default or Event of Default shall have occurred and be continuing.
2.3Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 3 of this Amendment are true and correct.
2.4Other Documents. Lender shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Lender or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender.
2.5Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender retained at the expense of the Borrowers.

SECTION 3. Representations and Warranties of the Borrowers. To induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender as follows:
3.1Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of any Borrower contained in the DIP Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Change” is true and correct in all respects).
3.2Corporate Authority; No Conflicts. The execution, delivery and performance by such Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within such Borrower’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Borrower or result in the creation or imposition of any Lien upon any of the assets of such Borrower except as permitted under the DIP Credit Agreement.
3.3Enforceability. This Amendment constitutes the valid and binding obligation of such Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 4. Miscellaneous.
4.1Reaffirmation of Loan Documents and Liens. By its signature below, each Borrower hereby (a) acknowledges and agrees that, except as expressly provided herein, the DIP Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the DIP Credit Agreement and each other Loan Document to which it is a party, (c) ratifies and reaffirms all of the Liens granted by it to secure the payment and performance of the Obligations and (d) acknowledges that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (i) any right, power or remedy of Lender under any of the Loan Documents or (ii) any default or Event of Default now existing or hereafter arising. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the DIP Credit Agreement, and each reference in the other Loan Documents to “the DIP Credit Agreement”, the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the DIP Credit Agreement pertaining to Loan Documents apply hereto.
4.2Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3Legal Expenses. The Borrowers hereby agree to pay all reasonable fees and expenses of special counsel to Lender incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Lender and each Borrower have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
4.5Complete Agreement. THIS AMENDMENT, THE DIP CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.7Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER REPRESENTATIVE:

23ANDME HOLDING CO.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

OTHER BORROWERS:

23ANDME PHARMACY HOLDINGS, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

23ANDME, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LEMONAID COMMUNITY PHARMACY, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LEMONAID HEALTH, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LEMONAID PHARMACY HOLDINGS INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPHARM CS LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPHARM INS LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPHARM RX LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPRXTHREE LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPRXTWO LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPRXONE LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LENDER:

JMB CAPITAL PARTNERS LENDING, LLC

By:    /s/ Vikas Tandon _______________________
Name:    Vikas Tandon
Title:     Chief Investment Officer